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                             VOTING TRUST AGREEMENT


         VOTING TRUST AGREEMENT, dated as of February 11, 2000 (this "Agreement"), among UICI, a Delaware corporation (the "UICI"), which is concurrently herewith depositing shares of common stock, no par value (the "Common Stock"), of HealthAxis.com, Inc., a Pennsylvania corporation ("HealthAxis"), in the Voting Trust created hereunder, and Michael Ashker, Edward W. LeBaron, Jr. and Dennis B. Maloney as Trustees (the "Trustees").

         WHEREAS, UICI has entered into that certain Agreement and Plan of Merger, dated as of January 26, 2000 (the "Merger Agreement"), by and among HealthAxis, Inc. (f/k/a Provident American Corporation), a Pennsylvania corporation (the "Company"), HealthAxis, and HealthAxis Acquisition Corp., a Pennsylvania corporation ("Newco"), pursuant to which HealthAxis will be merged with and into Newco (the "Merger") and each share of Common Stock will be exchanged for 1.127 shares of common stock, $0.10 par value per share, of the Company (the "Shares"); and

         WHEREAS, the Trustees have consented to act as trustees under and in accordance with the Voting Trust created hereunder.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Delivery of Stock to Trustees.

                  (a) Concurrently with the execution of this Agreement, UICI is depositing with the Trustees a certificate or certificates representing 10,103,207 shares of Common Stock either endorsed to the Trustees or accompanied by appropriate stock transfer powers duly executed in blank for the transfer thereof to the Trustees. The Trustees shall cause the Common Stock represented by such certificate to be registered in the names of the Trustees on the books of HealthAxis and shall cause such Common Stock to be exchanged for the Shares and registered in the names of the Trustees on the books of the Company.

                  (b) All certificates representing the Shares or the Common Stock subject to this Agreement (the "Trust Securities") shall be registered in the name of the Trustees and shall bear the following legend:

         "This certificate has been issued pursuant to, and the shares of Common Stock represented hereby are subject to, the terms of that certain Voting Trust Agreement, dated February 11, 2000, among UICI, a Delaware corporation, and Michael Ashker, Edward W. LeBaron, Jr. and Dennis B. Maloney as Trustees."

         A similar legend shall be placed in the stock ledger of HealthAxis or the Company, as the case may be, with respect to each certificate representing the Trust Securities subject to this Agreement.

                  (c) Upon any transfer of Trust Securities in accordance with this Agreement, the Common Stock or Shares, as the case may be, will be released from this Voting Trust and no longer constitute Trust Securities. The Trustees will remove the legend set forth in Section 1(b) from the stock ledger of HealthAxis or the Company, as the case may be, and will issue a new certificate representing the Common Stock or Shares, as the case may be, to the transferee of the Common Stock or Shares, as the case may be.

         2. Creation of Voting Trust.

                  (a) There is hereby created a voting trust (the "Voting Trust") in respect of all of the Trust Securities. Upon receipt of the certificate or certificates representing the Trust Securities deposited with the Trustees hereunder, the Trustees shall deliver to UICI a Voting Trust Certificate in the form attached hereto as Exhibit A, evidencing such Trust Securities registered in UICI's name.

                  (b) The Voting Trust shall be known as the "UICI Voting
Trust."


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         3. Voting and Other Rights.

                  (a) The Trustees shall have the full and unqualified right and power in their discretion, until the Trust Securities are no longer subject to the provisions of this Agreement, (i) to vote the Trust Securities either in person or by proxy for every purpose for which the Trust Securities may be voted according to HealthAxis' or the Company's, as the case may be, Certificate of Incorporation and the Pennsylvania Business Corporation Law of 1988, as amended, and/or to give written consent in lieu of voting thereon to any corporate act of HealthAxis or the Company, as the case may be, including, without limitation, the election of directors by the holders of Common Stock or Shares, as the case may be, any amendments of HealthAxis' or the Company's, as the case may be, Certificate of Incorporation, the merger or consolidation of HealthAxis or the Company, as the case may be, into or with any other corporation or corporations, a share exchange of the Common Stock or Shares, as the case may be, the sale of all or substantially all of the assets of HealthAxis or the Company, as the case may be, and the liquidation or dissolution of HealthAxis or the Company, as the case may be, (ii) to waive, with respect to the Trust Securities, notice of any regular or special meeting of stockholders of HealthAxis or the Company, as the case may be, (iii) to call meetings of stockholders, and (iv) to exercise all UICI's rights and powers in respect to the Trust Securities.

                  (b) The Trustees shall not take any action under this Agreement unless the action to be taken has been concurred in by a majority of the Trustees. When there are less than three Trustees, concurrence of all the Trustees shall be required for any action by them. The Trustees may act at a meeting (which may be by telephone or similar means of communication), or in writing approved by at least the minimum number of Trustees that would be necessary to authorize or take such action.

                  (c) The Trustees in their discretion may appoint an agent or agents to hold the certificates representing the Trust Securities, to act as transfer agent with respect to the certificates, to keep suitable transfer and other records and otherwise to act as agent, subject to the direction of the Trustees.

         4. Dividends, Etc. All dividends on and distributions in respect of any of the Trust Securities (including dividends, distributions or other payments made in shares of voting stock or other securities of HealthAxis or the Company, as the case may be) shall, upon receipt by the Trustees, be promptly paid over to UICI (less any income or other taxes which may be required by law to be deducted); provided, that the Trustees may direct HealthAxis or the Company, as the case may be, to make payment of dividends and distributions directly to UICI.

         5. Transfers.

                  (a) Subject to Sections 5(b), 5(c) and 5(d) of this Agreement, UICI shall not have any right to, and the Trustees shall not, sell, pledge or otherwise dispose of the Trust Securities, or any beneficial interest in any of the Trust Securities, so long as the Voting Trust is in existence in accordance with the terms of Section 6 of this Agreement.

                  (b) UICI may cause the Trustees to sell Trust Securities so long as, giving effect to such sale, UICI will not beneficially own a number of Common Stock or Shares, as the case may be, which are not deposited with the Trustees hereunder, in excess of the number of Trust Securities held by the Trustees after such sale.

                  (c) Upon the sale of any of the Common Stock or Shares, as the case may be, beneficially owned by UICI which are not deposited with the Trustees hereunder, UICI shall have the right, but not the obligation, to require the Trustees to sell an equal number of Trust Securities. The proceeds from the sale of such Trust Securities shall be distributed to UICI by the Trustees.

                  (d) In connection with any tender offer for the Trust Securities, UICI shall have the right to require the Trustees to tender all of the Trust Securities held by the Voting Trust so long as UICI, concurrently with such tender, tenders all of the Common Stock or Shares, as the case may be, beneficially owned by UICI which are not deposited with the Trustees hereunder. The proceeds from the tender of such Trust Securities shall be distributed to UICI by the Trustees.

                  The term "beneficially owned" shall have the meaning ascribed thereto in Rule 13d-3 under the Securities Exchange Act of 1934. For the avoidance of doubt, UICI shall be deemed to beneficially own the Trust Securities.


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         6. Termination.

                  (a) This Agreement shall terminate and be of no further force and effect upon the earliest to occur of (i) February 11, 2020, (ii) such time as UICI beneficially owns less than 20% of the issued and outstanding Common Stock or Shares, as the case may, be on a fully diluted basis, (iii) such time as any person or persons acting as a group (within the meaning of Rule 13d-5) owns 51% or more of the issued and outstanding Common Stock or Shares, as the case may, on a fully diluted basis and (iv) July 31, 2000, if the transactions contemplated by the Merger Agreement have not been consummated or earlier if the Merger Agreement is otherwise terminated.

                  (b) Upon any filing of bankruptcy, dissolution or total or partial liquidation of HealthAxis or the Company, as the case may be, whether voluntary or involuntary, the Trustees shall direct that all moneys, securities, rights or property attributable to the Trust Securities be delivered to UICI.

         7. No Compensation. The Trustees shall not be entitled to any compensation for services rendered as trustees in connection with their duties under this Agreement.

         8. Successor Trustee.

                  (a) The number of Trustees of the Voting Trust shall be three or such lesser number as determined by the Trustees; provided, however, that the number of Trustees of the Voting Trust shall not be less than two.

                  (b) Each of the members of the Board of Directors (the "Board of Directors") of HealthAxis or the Company, as the case may be, who are not affiliated with UICI, shall be eligible to serve as a Trustee (an "Eligible Person"). The term "affiliated" shall have the meaning ascribed thereto in Rule 405 under the Securities Act of 1933.

                  (c) Any Trustee may resign at any time, for any reason, by mailing to HealthAxis or the Company, as the case may be, the other Trustees and UICI a written resignation to take effect 20 days thereafter or upon the prior acceptance thereof. If any Trustee ceases to be an Eligible Person for any reason, such event shall be deemed to be a resignation of such Trustee hereunder effective immediately upon such event.

                  (d) Upon the resignation, death or permanent disability of a Trustee, the continuing Trustees may unanimously select any Eligible Person to serve as a Trustee.

         9. Procedures to Follow on Mergers, Consolidation, Shares, etc. The Trustees' right to vote (or consent thereto in lieu of voting) any of the Trust Securities on any merger, consolidation, share exchange or sale of all or substantially all of the assets of HealthAxis or the Company, as the case may, or to sell the Trust Securities is subject to satisfaction of the following conditions:

                  (a) The Trustees must give UICI notice, specifying full details of the proposed transaction, including the identity of the other parties thereto and the consideration to be received thereon, of such proposed vote, consent or proposed sale at least 20 days before taking action thereon.

                  (b) The Trustees shall not, except with the consent of UICI, directly or indirectly, have any interest as the purchaser of the Trust Securities or in any other party (other than HealthAxis or the Company, as the case may) to a transaction to which this Section 9 is subject or receive any benefit from such transaction that is not available to all stockholders pro rata. As used in this Section 9(b), "interest" means any direct or indirect interest, whether as owner, shareholder, partner, employee, officer, director or consultant.

                  (c) The Trustees shall not vote on (or consent to) any transaction nor shall the Trustees sell the Trust Securities, unless HealthAxis or the Company, as the case may be, has received the opinion of a nationally recognized investment banking firm that the terms of the transaction or sale are fair to the shareholders of HealthAxis or the Company, as the case may be.


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                  (d) Unless consented to by UICI, the consideration to be
received by UICI on account of its Common Stock or Shares, as the case may, in any merger, consolidation, share exchange, sale of assets or sale of Trust Securities subject to this Agreement shall consist entirely of either or both
(x) cash, or (y) securities of a corporation which are either listed on a national securities exchange or actively traded in an over-the-counter market and, for which UICI shall have the agreement of the issuing corporation to register (at such corporation's expense (except for expenses normally assumed by the holder of registration rights, such as attorneys' fees) and within a reasonable time) such securities under the Securities Exchange Act of 1933 and/or applicable state securities laws, which allows UICI to sell such securities. Any such cash or securities received by the Trustees shall promptly be distributed to UICI.

         10. Amendments. This Agreement may be amended from time to time by a written instrument executed by UICI and a majority of the Trustees.

         11. Exculpation and Indemnification. The Trustees hereby accept the trust created hereby, but assume no responsibility for the management of HealthAxis or the Company, as the case may be, or for any action taken by any of them, by any person they have elected as a director of Newco, HealthAxis or the Company, as the case may be, or UICI or by HealthAxis or the Company, as the case may be, pursuant to any vote cast or consent given by the Trustees. The Trustees, whether or not acting upon the advice of counsel, shall incur no liability because of any error of law or fact, mistake of judgment or any matter or thing done or omitted under this Agreement, except for their own individual malfeasance. The Trustees may in their discretion consult with counsel, who may be counsel for HealthAxis or the Company, as the case may be, and anything done or suffered in good faith by the Trustees in accordance with the opinion of counsel shall be conclusive in favor of the Trustees against HealthAxis or the Company, as the case may be, UICI and any other interested party. The Trustees shall be indemnified by HealthAxis or the Company, as the case may be, against any liability or expense, including legal expense, incurred them in carrying out their duties; except that they shall not be indemnified for their own individual malfeasance, where such malfeasance is the result of gross negligence or bad faith, as defined by a non-appealable order of a court of competent jurisdiction.

         12. Conflicts of Interest. Any Trustee may be a creditor or shareholder of HealthAxis or the Company, as the case may be, and may act as an officer or employee of HealthAxis or the Company, as the case may be, and receive compensation therefor. In addition, any Trustee and any firm of which he may be a member or equity owner may contract with HealthAxis or the Company, as the case may be, or buy or become pecuniarily interested in any matter or transaction to which the corporation may be a party or in which it may be in any way concerned, as fully as if he were not the Trustee.

         13. Successors. This Agreement shall inure to the benefit of and be binding upon the Trustees and UICI and its legal representatives, successors and assigns.

         14. Construction. The Trustees are authorized and empowered to construe this Agreement, and their construction of the same in good faith shall be final, conclusive and binding upon them, UICI and any other interested party.

         15. Governing Law. This Agreement shall be construed in accordance with the internal law (and not the law of conflicts) of the Commonwealth of Pennsylvania.

         16. Severability. In case any one or more of (a) the provisions contained in this Voting Trust Agreement or (b) the deposits of the Trust Securities by UICI with the Trustees of the Voting Trust, should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions and deposits shall not in any way be affected or impaired thereby.

         17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


                                  * * * * * * *


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         IN WITNESS WHEREOF, the undersigned Shareholder and the Trustees have executed this Voting Trust Agreement as of the date first above written.

                                          TRUSTEES

                                          /s/  Michael Ashker
                                          ----------------------------
                                          Michael Ashker


                                          /s/   Edward W. LeBaron, Jr.
                                          ----------------------------
                                          Edward W. LeBaron, Jr.


                                          /s/    Dennis B. Maloney
                                          ----------------------------
                                          Dennis B. Maloney


                                          UICI


                                          By: /s/ Glenn W. Reed
                                              ------------------------
                                          Name:  Glen W. Reed
                                          Title: Executive Vice President
                                                 and General Counsel


Acknowledged and accepted:

HEALTHAXIS, INC.


By:  /s/ Francis L. Gillan III
     ---------------------------
Name:  Francis L. Gillan III
Title: Chief Financial Officer


HEALTHAXIS.COM, INC.


By:  /s/ Anthony R. Verdi
     ---------------------------
Name:  Anthony R. Verdi
Title: Chief Financial Officer
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                                                                    EXHIBIT A


                            VOTING TRUST CERTIFICATE

No._______________                                             ________ Shares


         This certifies that UICI, a Delaware corporation ("UICI"), has deposited or caused to be deposited _____ shares of the Common Stock of [HealthAxis.com, Inc./HealthAxis, Inc.], a Pennsylvania corporation ("Corporation"), with the Trustees under a Voting Trust Agreement, dated as of February 11, 2000 (the "Agreement"), among UICI and the Trustees. In accordance with the Agreement, the Trustees shall possess and be entitled to exercise the rights and powers of ownership pertaining to such shares, including the right to vote and to sell the same as stated in the Agreement.

         This certificate shall be transferable only on the books and records of the Trust on surrender hereof by UICI in person or by attorney duly authorized and, until so transferred, the Trustees may treat UICI as the owner of this certificate for all purposes whatsoever.

         This certificate is issued pursuant to, and the rights of UICI are subject to, and limited by the terms and conditions of, the Agreement. UICI, by the acceptance hereof, assents to and agrees to be bound by, all the terms and provisions of the Agreement. Copies of the Agreement are on file at the registered office of the Corporation and at the offices of the Trustees.

         IN WITNESS WHEREOF, this certificate has been duly executed on behalf of the Trustees this ___ day of __________, 2000.


                                          ------------------------------------
                                          _____________________, Trustee


                                                    ASSIGNMENT

         FOR VALUE RECEIVED, ____________________________ hereby assigns the within certificate, and all rights and interests represented thereby, to _____________________ and appoints ________________________ attorney to transfer this certificate on the books of the Trustees mentioned therein, with full power of substitution.

Dated:

                                         -----------------------------------